UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  November 18, 2003


                   Global Life Sciences, Inc.
              ------------------------------------
   (Exact Name of Registrant as Specified in Its Charter)

                           Nevada
                   -----------------------
       (State or other jurisdiction of incorporation)


          000-33333                          37-9374101
       ---------------                 -----------------------
   (Commission File Number)       (I.R.S. Employer Identification No.)


 2020 Main Street, Suite 600, Irvine, California            92614
-------------------------------------------------          -------
     (Address of Principal Executive Offices)             (Zip Code)


                        949-223-7103
                --------------------------
   (Registrant's Telephone Number, including area code)


                       Too Gourmet, Inc.
             ----------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     We issued a press release on November 18, 2003, in which we announced the following:

       *  We changed our name from "Too Gourmet, Inc." to "Global
          Life Sciences, Inc.," such name change is effective as of November 18, 2003;

       * Our trading symbol has been changed to "GBLS" effective as of the opening of the markets on Wednesday, November 19, 2003; and

       *  Our new Cusip number is 379374 10 1.


Item 7.   Financial Statements and Exhibits

a.   Financial Statements

     None.

b.   Pro forma Financial Information

     None.

c.   Exhibits.

99.1 Press Release by Global Life Sciences, Inc., dated November 18, 2003, concerning the change of name, trading symbol and Cusip number.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         GLOBAL LIFE SCIENCES, INC.


November 18, 2003             By:  /s/ Harrysen Mittler
                                  -----------------------
                              Harrysen Mittler
                              Chief Financial Officer

Exhibit Index.

99.1 Press Release by Global Life Sciences, Inc., dated November 18, 2003, concerning the change of name, trading symbol and Cusip number.